UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2024 (December 18, 2024)

VERSUS SYSTEMS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39885	46-4542599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 South DuPont Hwy. Dover, DE 19901
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (604) 639-4457

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	VS	The Nasdaq Capital Market
Unit A Warrants	VSSYW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Versus Systems, Inc. (the “Company”) held a special meeting of shareholders on December 18, 2024. The Company had 2,746,505 shares of common stock eligible to vote at the meeting, of which 1,096,051 were present in person or by proxy. This equaled 39.9% of the shares eligible to vote. The Company presented two proposals at the meeting, which were both approved with the following votes.

Proposal 1: A special resolution authorizing and approving the continuance of the Company from the Province of British Columbia in accordance with the Business Corporations Act (British Columbia) into the State of Delaware in accordance with the Delaware General Corporation Law.

For: 1,087,314

Against: 8,737

Abstain: 0

Proposal 2: A special resolution authorizing and approving the issuance of 2,155,172 common shares, warrants to purchase an additional 1,077,586 shares, and such 1,077,586 shares upon the exercise of such warrants, upon conversion of a $2.5 million promissory note held by ASPIS Cyber Technologies, Inc., which is an affiliate of the Company’s largest shareholder, Cronus Equity Capital Group, LLC.

For: 1,05,836

Against: 40,215

Abstain: 0

As contemplated and authorized by Proposal 1, on December 18, 2024, the Company completed the continuance and is now incorporated under the laws of the State of Delaware. A copy of the Company’s Certificate of Corporate Domestication and Certificate of Incorporation is included in this report as Exhibit 3.1.

As contemplated and authorized by Proposal 2, on December 23, 2024, the Company completed the issuance of such securities. The issuance is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. The warrants permit the holder to purchase one-half of one common share at a purchase price of $4.00 per whole share, exercisable for five years from the date of issuance.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Corporate Domestication and Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERSUS SYSTEMS INC.

Date: December 24, 2024	By:	/s/ Luis Goldner
	Name:	Luis Goldner
	Title:	Chief Executive Officer

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